AMERTRANZ WORLDWIDE HOLDING CORP.
                             1996 STOCK OPTION PLAN


     1. PURPOSE.

     The purpose of the 1996 Stock Option Plan of Amertranz Worldwide Holding Corp. (the "Plan") is to promote the financial interests of Amertranz Worldwide Holding Corp. (the "Company"), including its growth and performance, by encouraging directors, officers and employees of the Company and its subsidiaries to acquire an ownership position in the Company, enhancing the ability of the Company and its subsidiaries to attract and retain employees of outstanding ability, and providing employees with a way to acquire or increase their proprietary interest in the Company's success.

     2. SHARES SUBJECT TO THE PLAN.

     Subject to adjustment as provided in Section 13 hereof, up to 402,348 of shares of common stock, par value $.01 per share, of the Company (the "Shares") shall be available for the grant of options under the Plan. The Shares issued under the Plan may be authorized and unissued Shares or treasury Shares, as the Company may from time to time determine. The Company shall reserve and keep available such number of Shares as will satisfy the requirements of all outstanding options granted under the Plan.

     Shares subject to an option that expires unexercised, that is forfeited, terminated or canceled, in whole or in part, or is paid in cash in lieu of Shares, shall thereafter again be available for grant under the Plan, provided that if such option was granted to an officer or director subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act") who received benefits of ownership of such Shares for purposes of Section 16(b) of the Exchange Act, such Shares shall not thereafter be available for grant under the Plan to officers or directors except in accordance with the provisions of Section 16(b) of the Exchange Act.

     3. ADMINISTRATION.

     The Plan shall be administered by the Stock Option Committee (the "Committee") of the Board of Directors of the Company. A majority of the Committee shall constitute a quorum, and the acts of a majority shall be the acts of the Committee.

     Subject to the provisions of the Plan, the Committee shall (i) from time to time select directors, officers and employees of the Company and its subsidiaries who will participate in the Plan (the "Participants"), determine the type of options to be granted to Participants, determine the Shares subject to option, and (ii) have the authority to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, determine the terms and provisions of any agreements entered into hereunder, and make all other determinations necessary or advisable for the administration of the Plan.

The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any option in the manner


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and to the  extent  it  shall  deem  desirable  to  carry  it into  effect.  The determinations of the Committee in the administration of the Plan, as described herein, shall be final and conclusive.

     4. ELIGIBILITY.

     All directors, officers and employees of the Company and its subsidiaries, as determined by the Committee, are eligible to be Participants in the Plan, provided, however, that the President and Executive Vice President of the Company are eligible to participate in the Plan only to the extent set forth in
Section 6 hereof.

     5. OPTIONS; EXERCISE PRICE.

     Options under the Plan may consist of either incentive stock options within the meaning of Section 422 of the Internal Revenue Code or non-qualified stock options.

     The Committee shall establish the option price at the time each stock option is granted, which price shall not be less than 100% of the fair market value of the Shares on the date of grant; provided, however, that with respect to incentive stock options, if the optionee, at the time the option is granted, owns Shares possessing more than 10% of the total voting power of stock of the Company, then the option exercise price shall be 110% of the fair market value of the Shares on the date of grant.

     6. SENIOR EXECUTIVE GRANTS.

     The President and Executive Vice President of the Company are eligible to participate in the Plan only to the extent of the automatic grants as hereinafter provided. Each such officer has been granted an option ("Senior Executive Option") on _______, 1996 (the "Effective Grant Date") to purchase _______ Shares. The Senior Executive Option will vest over a period of three years, enabling each such officer to purchase _______ Shares at any time within six months following the end of each of the Company's fiscal years ending June 30, 1997, 1998 and 1999, if the Company's earnings before interest, taxes, depreciation and amortization for such fiscal year exceeds $_______, and if such officer is then employed by the Company or one of its subsidiaries. The exercise price of the Senior Executive Options will be the fair market value of the Shares of Common Stock on the Effective Grant Date.

     Shares acquired upon the exercise of all or part of a Senior Executive Option may not be sold or otherwise disposed of by the optionee for a period of six months from and after the date the Senior Executive Option with respect to such Shares was exercised, except in the event of death of the optionee, in which event all vested Senior Executive Options will be exercisable and may be sold at any time after the date of death.




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     The  provisions  of this Section 6 may not be amended or modified more than once every six months except as may be required to comply with the provisions of the Internal Revenue Code of 1986, as amended, or the Employee Retirement Income Security Act of 1974, as amended.

     7. EXERCISE OF OPTIONS.

     Except as herein provided, options shall be exercisable for such period as specified by the Committee. In no event may options be exercisable until at least six months following the date of grant. In no event may options be exercisable more than 10 years after their date of grant or, in the case of an incentive stock option granted to an optionee who, at the time the option is granted, owns stock possessing more than 10% of the total voting power of stock of the Company, more than five years after the date of grant.

     The option price of each Share as to which a stock option is exercised shall be paid in full at the time of such exercise. Such payment shall be made in cash, by tender of Shares owned by the Participant valued at fair market value as of the date of exercise and in such other consideration as the Committee deems appropriate, or by a combination of cash, Shares and such other consideration.

     To exercise the option, the optionee or his successor shall give written notice to the Company's Chief Financial Officer at the Company's principal office, setting forth the number of Shares being purchased and the date of exercise of the option, which date shall be at least five days after the giving of such notice unless otherwise agreed to by the Committee and the optionee. Such notice shall be accompanied by full payment of the option exercise price for Shares being purchased and a written statement that the Shares are purchased for investment and not with a view toward distribution. However, this statement shall not be required in the event the Shares subject to the option are registered with the Securities and Exchange Commission. If the option is exercised by the successor of the optionee, following his death, proof shall be submitted, satisfactory to the Committee, of the right of the successor to exercise the option.

     Shares issued pursuant to this Plan which have not been registered with the Securities and Exchange Commission shall be appropriately legended.

     No Shares shall be issued pursuant to the Plan until full payment for such Shares has been made. The optionee shall have no rights as a shareholder with respect to optioned Shares until the date of exercise of the option with respect to such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to such date of exercise, except as otherwise provided herein.




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     The Company  shall not be required to transfer or deliver any  certificates for Shares purchased upon any exercise of any option until after compliance with all then applicable requirements of law. Any fraction of a Share required to satisfy such obligation shall be disregarded and the amount due shall instead be paid in cash to the Participant.

     8. OPTION AGREEMENTS.

     The granting of an option (except Senior Executive Options as described in Section 6 hereof) shall take place only when a written Option Agreement substantially in the form of Exhibit A hereto is executed by the Company and the optionee and delivered to the optionee. All options under this Plan (except Senior Executive Options) shall be evidenced by such written Option Agreement between the Company and the optionee. Such Option Agreement shall contain such further terms and conditions, not inconsistent with the foregoing, related to the grant or the time or times of exercise of options as the Committee shall prescribe.

     9. WITHHOLDING.

     The Company shall have the right to deduct from any payment to be made pursuant to the Plan, or to require prior to the issuance or delivery of any Shares or the payment of cash under the Plan, any taxes required by law to be withheld therefrom. The Committee, in its sole discretion, may permit a Participant to elect to satisfy such withholding obligation by having the Company retain the number of Shares the fair market value of which equals the amount required to be withheld.

     10. NONTRANSFERABILITY.

     No option shall be assignable or transferable, and no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant, except by will or the laws of descent and distribution.

     11. NO RIGHT TO EMPLOYMENT.

     No person shall have any claim or right to be granted an option, and the grant of an option shall not be construed as giving a Participant the right to be retained in the employ or as a director of the Company or its subsidiaries. Further, the Company and its subsidiaries expressly reserve the right at any time to dismiss a Participant free from any liability, or any claim under the

Plan, except as provided herein or in any agreement entered into hereunder.





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     12. TERMINATION OF RIGHTS; DEATH.

     All unexercised or unexpired options granted or awarded under this Plan will terminate, be forfeited and will lapse immediately if such Participant's employment or relationship with the Company and its subsidiaries is terminated for any reason, unless the Committee permits the exercise of such options for a period not to exceed 90 days after the date of such termination. If a Participant's employment or relationship with the Company is terminated by reason of his death, such Participant's personal representatives, estate or heirs (as the case may be) may exercise, subject to any restrictions imposed by the Committee at the time of the grant, any option which was exercisable by the Participant as of the date of his death for a period of 180 days after the date of the Participant's death.

     13. REGISTRATION.

     If the Company shall be advised by its counsel that any Shares deliverable upon any exercise of an option are required to be registered under the Securities Act of 1933, or that the consent of any other authority is required for the issuance of such Shares, the Company may effect registration or obtain such consent, and delivery of Shares by the Company may be deferred until registration is effected or such consent is obtained.

     14. ADJUSTMENT OF AND CHANGES IN SHARES.

     In the event of any change in the outstanding Shares by reason of any Share dividend or split, recapitalization, merger, consolidation, spinoff, combination or exchange of Shares or other corporate change, or any distributions to shareholders other than regular cash dividends, the Committee may make such substitution or adjustment, if any, as it deems to be equitable, as to the exercise price, number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan and to outstanding options.

     15. AMENDMENT.

     The Board of Directors may amend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without shareholder approval if such approval is necessary in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act.

     16. COMPLIANCE WITH EXCHANGE ACT.


     With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by



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the Committee  fails to comply,  it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     17. EFFECTIVE DATE.

     The Plan has been adopted by the Board of Directors and Shareholders of the Company on, and shall be effective as of, _________, 1996. Unless extended or earlier terminated by the Board of Directors, the Plan shall continue in effect until, and shall terminate on, the tenth anniversary of the effective date of the Plan. Unless so extended, no additional options may be granted on or after the tenth anniversary of the effective date of the Plan.


C63580.198



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                                    EXHIBIT A

                        AMERTRANZ WORLDWIDE HOLDING CORP.
                             1996 STOCK OPTION PLAN
                             STOCK OPTION AGREEMENT

     THIS STOCK OPTION  AGREEMENT is made this  ________________,  199__, by and
between  AMERTRANZ   WORLDWIDE  HOLDING  CORP.,  a  Delaware   corporation  (the
"Company"), and _____________________________ (the "Optionee).

     WHEREAS, the Board of Directors of the Company considers it desirable and in the Company's interest that the Optionee be given an opportunity to purchase its shares of common stock, par value $.01 per share (the "Shares"), pursuant to the terms and conditions of the Company's 1996 Stock Option Plan (the "Plan") to provide an incentive for the Optionee and to promote the interests of the Company.

     NOW, THEREFORE, it is agreed as follows:


     1. Incorporation of the Terms of the Plan. This Stock Option Agreement is subject to all of the terms and conditions of the Plan, and the terms of the Plan are hereby incorporated herein by reference and made a part hereof.

     2. Grant of Option. The Company hereby grants to Optionee an option to purchase from the Company ________ Shares ("Option Shares") at the exercise price per Share set forth below. Subject to earlier expiration or termination of the option granted hereunder, this option shall expire on the 10th anniversary of the date hereof.

     3. Period of Exercise of Option. The Optionee shall be entitled to exercise the option granted hereunder to purchase Option Shares as follows:

     Exercise Date          No. of Shares          Exercise Price Per Share





in each case, together with the number of Option Shares which Optionee was theretofore entitled to purchase.

     4. Additional Exercise Periods. In the event of the death of the Optionee, or if the Optionee's employment or relationship with the Company or its subsidiaries is terminated for any reason, the option granted hereunder may be exercised as set forth in the Plan.

     5. Method of Exercise. In order to exercise the options granted hereunder, Optionee must give written notice to the Chief Financial Officer of the Company at the Company's principal place of business, substantially in the form of Exhibit A hereto, accompanied by full


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payment  of the  exercise  price  for the  Option  Shares  being  purchased,  in accordance with the terms and provisions of the Plan.

     6. Manner of Payment. An Optionee may pay the option price for Shares purchased upon exercise of the option as set forth in the Plan.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal, intending this to be a sealed instrument, as of the date first above written.

ATTEST:                                  AMERTRANZ WORLDWIDE HOLDING CORP.


______________________________           By:_____________________________(SEAL)

WITNESS:                                 OPTIONEE:



______________________________           ________________________________(SEAL)

C63580.198



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                                    EXHIBIT A


                                                     Date:_____________________


TO THE CHIEF FINANCIAL OFFICER
AMERTRANZ WORLDWIDE HOLDING CORP.

                  Reference is made to the Stock Option Agreement entered into between me and Amertranz Worldwide Holding Corp. (the "Company"), dated _________, _____ (the "Option Agreement").

                  I hereby exercise my option to purchase _____ shares of the Company's Common Stock, par value $.01 per share (the "Shares") in accordance with the terms of the Option Agreement. The date on which this exercise is effective is the date this notice is received by the Company.

                  In full payment for such exercise, please find enclosed

     |_| check in the amount of $____________

     |_| Shares having a fair market value of $__________

     |_| other consideration approved by the Company's Stock Option Committee consisting of ____________________

     |_| a combination of the above.

                  I authorize the Company to withhold a number of Shares equal to any withholding obligation applicable to me.

                  If the Shares to be issued to me by reason of my option exercise are not registered under the Securities Act of 1933 (the "Act") and applicable state securities laws (the "State Acts"), this confirms my understanding with respect to such Shares, as follows:

                  (a) I am acquiring the Shares for my own account for investment with no present intention of dividing my interest with others or of reselling or otherwise disposing of any of the Shares.


                  (b) The Shares are being issued without registration under the Act and the State Acts in reliance by the Company upon exemptions therefrom. Such reliance is based in part on the above representation.

                  (c) Since the Shares have not been registered under the Act or State Acts, they must be held indefinitely until exemptions from the registration requirements of the Act and State Acts are available or the Shares are subsequently registered, in which event the representation in Paragraph (a) hereof shall terminate. The Company is not obligated to comply with the registration requirements of the Act or the State Acts or with the requirements for an exemption thereunder for my benefit.

                                          Very truly yours,


                                          -----------------------------------

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                                                     Print Name

C63580.198



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